UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2018

New York REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36416	27-1065431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500
Boston, MA 02114
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (617) 570-4750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 4, 2018, the board of directors of New York REIT, Inc. (the “Company”) approved the withdrawal of the Company’s common stock from listing on the New York Stock Exchange (“NYSE”) in connection with the conversion of the Company from a Maryland corporation to a Delaware limited liability company to be known as New York REIT Liquidating LLC (the “LLC”), such that, as previously announced, November 2, 2018 will be the last day on which shares of the Company’s common stock are traded on the NYSE and the Company's stock transfer books will be closed as of 4:00 p.m. (Eastern Time) on such date.

On October 23, 2018, the Company filed with the Securities and Exchange Commission (“SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934 on Form 25. The Form 25 will automatically become effective after the close of trading on November 2, 2018, and the Company’s common stock will be delisted from the NYSE before trading opens on November 5, 2018.

As previously announced, the conversion of the Company to the LLC is expected to become effective at 5:00 p.m. on Wednesday, November 7, 2018. When the conversion becomes effective, Company stockholders will automatically receive one unit of common membership interest in the LLC (which units will be in book entry form) for each share of the Company's common stock held by such stockholder. Units in the LLC will generally not be transferable, and units will not trade on the NYSE or any other exchange following the effective time of the conversion. The Company's only remaining asset is a 50.1% interest in a joint venture which indirectly owns the Worldwide Plaza office and retail property, and this will continue to be the only asset of the LLC after the conversion becomes effective.

Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. Forward-looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns. The words “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that might cause such differences include, but are not limited to: the purchaser consummating the transactions contemplated by the purchase agreement; and other factors, many of which are beyond the Company's control, including other factors included in the Company's reports filed with the SEC, particularly in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company's latest Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 1, 2018 and the Company's Proxy Statement/Prospectus filed with the SEC on August 6, 2018, as such Risk Factors may be updated from time to time in subsequent reports. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2018	NEW YORK REIT, INC.

	By:	/s/ John Garilli
John Garilli
Chief Executive Officer, President, Chief Financial Officer, Treasurer, and Secretary